Exhibit 23.8
(1 of 5)
July 24, 2009
Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México
Consent of Gaffney, Cline & Associates

Dear Mr. Reyes Heroles:
     Gaffney, Cline & Associates hereby consent to all references to our firm as set forth under the heading “Experts” in this Registration Statement on Form F-4 filed by Petróleos Mexicanos, and under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production—Reserves” in the Annual Report on Form 20-F incorporated therein by reference. We reviewed the estimates of proved oil, condensate, natural gas and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2009, for eight fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located in Block Misión (Block 4) in Burgos Basin of the Northern Region, and are those referenced in our certificate letter dated January 10, 2009.

Very truly yours, Gaffney, Cline & Associates, Inc.
/s/ David K. Morgan
David K. Morgan
Senior Technical Manager

Exhibit 23.8
(2 of 5)
July 24, 2009
Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México
Consent of Gaffney, Cline & Associates

Dear Mr. Reyes Heroles:
     Gaffney, Cline & Associates hereby consent to all references to our firm as set forth under the heading “Experts” in this Registration Statement on Form F-4 filed by Petróleos Mexicanos, and under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production—Reserves” in the Annual Report on Form 20-F incorporated therein by reference. We reviewed the estimates of proved oil, condensate, natural gas and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2009, for four fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located in Block Cuervito (Block 5) in Burgos Basin of the Northern Region, and are those referenced in our certificate letter dated January 6, 2009.

Very truly yours, Gaffney, Cline & Associates, Inc.
/s/ David K. Morgan
David K. Morgan
Senior Technical Manager

Exhibit 23.8
(3 of 5)
July 24, 2009
Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México
Consent of Gaffney, Cline & Associates

Dear Mr. Reyes Heroles:
     Gaffney, Cline & Associates hereby consent to all references to our firm as set forth under the heading “Experts” in this Registration Statement on Form F-4 filed by Petróleos Mexicanos, and under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production—Reserves” in the Annual Report on Form 20-F incorporated therein by reference. We reviewed the estimates of proved oil, condensate, natural gas and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2009, for four fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located in Block Fronterizo (Block 6) in Burgos Basin of the Northern Region, and are those referenced in our certificate letter dated January 6, 2009.

Very truly yours, Gaffney, Cline & Associates, Inc.
/s/ David K. Morgan
David K. Morgan
Senior Technical Manager

Exhibit 23.8
(4 of 5)
July 24, 2009
Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México
Consent of Gaffney, Cline & Associates

Dear Mr. Reyes Heroles:
     Gaffney, Cline & Associates hereby consent to all references to our firm as set forth under the heading “Experts” in this Registration Statement on Form F-4 filed by Petróleos Mexicanos, and under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production—Reserves” in the Annual Report on Form 20-F incorporated therein by reference. We reviewed the estimates of proved oil, condensate, natural gas and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2009, for three fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located in Block Monclova in Sabinas Basin of the Northern Region, and are those referenced in our certificate letter dated January 13, 2009.

Very truly yours, Gaffney, Cline & Associates, Inc.
/s/ David K. Morgan
David K. Morgan
Senior Technical Manager

Exhibit 23.8
(5 of 5)
July 24, 2009
Mr. Jesús Reyes Heroles González Garza
Director General
Petróleos Mexicanos
Avenida Marina Nacional No. 329
Colonia Huasteca C.P. 11311
México
Consent of Gaffney, Cline & Associates

Dear Mr. Reyes Heroles:
     Gaffney, Cline & Associates hereby consent to all references to our firm as set forth under the heading “Experts” in this Registration Statement on Form F-4 filed by Petróleos Mexicanos, and under the heading “Item 4—Information on the Company—Business Overview—Exploration and Production—Reserves” in the Annual Report on Form 20-F incorporated therein by reference. We reviewed the estimates of proved oil, condensate, natural gas and oil equivalent reserves owned by the United Mexican States (“Mexico”) as of January 1, 2009, for seven fields. These estimates were prepared in accordance with the reserves definitions of Rules 4-10(a) (1)-(13) of Regulation S-X of the United States Securities and Exchange Commission. The fields are located in Block Reynosa-Monterrey in Burgos Basin of the Northern Region, and are those referenced in our certificate letter dated January 8, 2009.

Very truly yours, Gaffney, Cline & Associates, Inc.
/s/ David K. Morgan
David K. Morgan
Senior Technical Manager